Exhibit 10.10

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 4

TO AMENDED AND RESTATED VENDOR AGREEMENT

This Amendment No. 4 (“Amendment”), effective as of February     , 2018 (“Amendment 4 Effective Date”), is made to that certain Amended and Restated Vendor Agreement (the “Agreement”), dated December 23, 2014, by and among American Well Corporation, a Delaware corporation (“Vendor”), and Health Management Corporation (HMC) dba LiveHealth Online (“Anthem”), on behalf of itself and its affiliates. Unless otherwise defined, capitalized terms used herein shall have the meanings given to such terms in the Agreement.

WHEREAS, Anthem and Vendor desire to amend the Agreement to revise their commercial arrangement.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the Parties agree as follows:

I.    Amendment.

(a)	A new Section 12 to Exhibit D is hereby added to the Agreement as follows:

12. Affiliate Marketing: Vendor will execute an affiliate marketing program (“Program”) on behalf of Anthem. This will involve:

1)

Bringing strategic demand generation partners (“Partners”), including without limitation Samsung, into the program such that their consumers and patients are directed to the LiveHealth Online installation of the American Well System from the mobile or web application of such Partner.

2)	Leveraging Vendor affiliate marketing platform (HasOffers/TUNE) (or a mutually agreed upon alternative vendor) to track enrollments in the American Well System which originate from such Partners.

For clarity, Vendor will pass on and ensure that Partners comply with Anthem’s policies regarding the use of its brand and logos in their mobile or web applications. In addition, Vendor will utilize best efforts to ensure that Partners collaborate with Anthem regarding the establishment of the telehealth-related UI for such mobile or web applications.

Anthem shall pay a fee per each enrollment in the LiveHealth Online installation of the American Well System by a patient directed by a Partner. These fees will be paid 1) on a monthly basis in arrears for each enrollment which occurred in the just completed month, and 2) at the rate set forth in the table below based on the aggregate number of enrollments which have occurred during the 12 month period commencing on the Amendment 4 Effective Date (or in any subsequent 12 month period, with the beginning and end date being on anniversaries of the Amendment 4 Effective Date).

Number of Registrations:	Fee:
[***]	[***]
[***]	[***]
[***]	[***]

In the event that more than [***] enrollments occur in a 12 month period, the parties will meet and negotiate in good faith the corresponding fee applicable to each enrollment above [***].

For clarity, the in-tier rate shall apply to all enrollments that occur within that tier. For example, in the event that 1,200,000 enrollments occur in the first month after the Amendment 4 Effective Date, then the fee due to Vendor shall be [***].

All fees shall be due net 30 from receipt of invoice by Anthem.

The parties shall endeavor to meet on an annual basis in November and negotiate the fees applicable to the next 12 month period. The rate shall be negotiated in good faith based on the current market conditions at the time of negotiation. In the event that the parties do not meet or do not agree on a rate change, then the rates set forth herein shall continue to apply.”

II.    No Other Modification. Except as modified and amended herein, all other terms and provisions of the Agreement will remain in full force and effect. In the event of any conflict between the terms and provisions of the Agreement and this Amendment, the terms of this Amendment will control.

III.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the day and year above written.

AMERICAN WELL CORPORATION

Signature:	/s/ Bradford Gay

Print Name:	Bradford Gay

Title:	General Counsel

HEALTH MANAGEMENT CORPORATION (HMC) DBA LIVEHEALTH ONLINE

Signature:	/s/ Scott Searway

Print Name:	Scott Searway

Title:	Strategic Sourcing Director

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